Exhibit 99.1

Real and RE/MAX Holdings Announce Preliminary Results for Election of Form of Merger Consideration by REMAX Stockholders and Expected Timing of Real Share Consolidation

Miami and Denver, August 20, 2026 – The Real Brokerage Inc. (“Real”) (NASDAQ: REAX) and RE/MAX Holdings, Inc. (“RE/MAX Holdings”) (NYSE: RMAX) today announced the preliminary results of elections made by RE/MAX Holdings stockholders regarding the form of merger consideration (the “Merger Consideration”) to be received in connection with Real’s proposed acquisition of RE/MAX Holdings (the “Proposed Transactions”) pursuant to the companies’ Arrangement Agreement and Plan of Merger, dated as of April 26, 2026, as amended on June 12, 2026 (the “Merger Agreement”). Completion of the Proposed Transactions, which is expected to take place on August 24, 2026, remains subject to specified closing conditions, including obtaining the final order of the Supreme Court of British Columbia approving the arrangement aspects of the Proposed Transactions.

Pursuant to the Merger Agreement and as described in the election form and accompanying instructions distributed to RE/MAX Holdings stockholders beginning on July 20, 2026, as well as the joint proxy statement/prospectus and management information circular of Real and RE/MAX Holdings dated July 9, 2026, as supplemented on August 6, 2026 (the “Joint Proxy Statement/Prospectus and Circular”), upon the consummation of the Proposed Transactions, each issued and outstanding share of REMAX Class A common stock, par value $0.0001 per share (the “REMAX Class A Common Stock”), will be converted into the right to receive, at the election of the holder of such share, either: (i) a number of shares of common stock of Real REMAX Group Inc. (the “Real REMAX Common Stock”) equal to 5.150 (to be adjusted prior to the effective time of the merger to reflect a 10-for-1 share consolidation of Real's common shares (the “Share Consolidation”) by dividing 5.150 by 10) (the “Stock Election Consideration”), or (ii) $13.80 in cash, without interest (the “Cash Election Consideration”), subject in each case to proration such that the aggregate cash proceeds to be delivered to RE/MAX Holdings stockholders will be no less than $60 million and no greater than $80 million (the “Available Maximum Aggregate Cash Amount”), as determined pursuant to the election and allocation procedures set forth in the Merger Agreement. Pursuant to the Merger Agreement, in the case of any share of REMAX Class A Common Stock as to which the holder thereof does not properly make an election, such share is deemed to have elected to receive the Stock Election Consideration.

Because the aggregate amount of cash elected by RE/MAX Holdings stockholders (the “Aggregate Cash Election Amount”) exceeded the Available Maximum Aggregate Cash Amount, the Merger Agreement’s proration provisions will apply. As a result, pursuant to the Merger Agreement, each share of REMAX Class A Common Stock for which a stock election was made (or deemed made) will be converted into the right to receive the Stock Election Consideration without adjustment, and each share of REMAX Class A Common Stock for which a cash election was made (a “Cash Electing Share”) will be converted into the right to receive a combination of (a) an amount of cash equal to the quotient of (1) the Available Maximum Aggregate Cash Amount divided by (2) the total number of Cash Electing Shares, and (b) a number of shares of Real REMAX Common Stock equal to the product of (1) 0.5150, post-consolidation (the “Exchange Ratio”), multiplied by (2) one minus a fraction, the numerator of which is the Available Maximum Aggregate Cash Amount and the denominator of which is the Aggregate Cash Election Amount.

Based on available information as of the election deadline of 5:00 p.m., New York City time, on August 18, 2026 (the “Election Deadline”), the preliminary Merger Consideration election results are as follows:

•	Holders of 18,488,134 shares of REMAX Class A Common Stock elected to receive the Cash Election Consideration. Because the aggregate cash elected exceeded the Available Maximum Aggregate Cash Amount of $80 million, pursuant to the Merger Agreement’s proration provisions, as described above, each Cash Electing Share will receive a combination of cash (expected to be approximately $4.33 per share) and Real REMAX Common Stock (expected to be approximately 0.3535 shares of Real REMAX Common Stock per share after giving effect to the Share Consolidation).

•	All other shares of REMAX Class A Common Stock elected (or were deemed to have elected) to receive the Stock Election Consideration. Pursuant to the Merger Agreement, this amount includes RE/MAX Holdings stockholders who failed to properly make an election prior to the Election Deadline and, as a result, are deemed to have elected to receive the Stock Election Consideration, or 0.5150 shares of Real REMAX Common Stock per share after giving effect to the Share Consolidation.

The foregoing Merger Consideration election results are preliminary only. After the final results of the election process are determined, the exact per share cash amount and number of shares of Real REMAX Common Stock to be received by holders who made a cash election will be calculated in accordance with the proration provisions of the Merger Agreement. No fractional shares of Real REMAX Common Stock will be issued in the mergers contemplated by the Merger Agreement, and holders of REMAX Class A Common Stock will receive cash in lieu of any fractional shares of Real REMAX Common Stock.

Share Consolidation

Real also announced today the anticipated effective date of the previously announced Share Consolidation, which will serve as the first step of the arrangement contemplated by the Merger Agreement under Division 5 of Part 9 of the Business Corporations Act (British Columbia). The Share Consolidation was previously approved as part of the arrangement by Real’s securityholders at Real’s special meeting held on August 14, 2026.

As described in the Joint Proxy Statement/Prospectus and Circular, in connection with the closing of the Proposed Transactions, the issued and outstanding common shares of Real (the “Real Common Shares”) will be consolidated on a 10-for-1 basis, such that each 10 outstanding Real Common Shares will be consolidated into one Real Common Share. Subject to and contingent upon satisfaction of specified closing conditions, including obtaining the final order of the Supreme Court of British Columbia approving the arrangement aspects of the Proposed Transactions, the Share Consolidation is expected to occur at 4:01 p.m., New York City time, on August 24, 2026. The Exchange Ratio will be adjusted, to 0.5150, to reflect the Share Consolidation prior to the effective time of the REMAX merger, as described above.

No fractional shares will be issued in connection with the Share Consolidation; each fractional Real Common Share that is less than ½ of a Real Common Share will be cancelled without payment of any consideration and each fractional Real Common Share that is at least ½ of a Real Common Share will be changed into one whole Real Common Share. The number of Real options and Real restricted share units and the number of Real Common Shares available on exercise or vesting thereof will be divided by 10 (rounded down to the nearest whole number, to not less than one). Following the Share Consolidation, shareholders of Real will receive one share of Real REMAX Common Stock for each post-consolidation Real Common Share as part of the Proposed Transactions.

Assuming the Proposed Transactions are completed on the timing described above, the shares of Real REMAX Group Inc. are expected to begin trading on the Nasdaq (under the symbol “REAX”) under the new CUSIP 776105108 when markets open on August 25, 2026.

Further details of the Share Consolidation and the Proposed Transactions are described in the Joint Proxy Statement/Prospectus and Circular.

About Real

Real (NASDAQ: REAX) is a real estate experience company working to make life’s most complex transaction simpler. The fast-growing company combines essential real estate, mortgage and closing services with powerful technology to deliver a single seamless end-to-end consumer experience, guided by trusted agents. With a presence in all 50 U.S. states and across Canada, Real supports over 36,000 agents who use its digital brokerage platform and tight-knit professional community to power their own forward-thinking businesses.

About RE/MAX Holdings, Inc.

RE/MAX Holdings, Inc. (NYSE: RMAX) is one of the world’s leading franchisors in the real estate industry, franchising real estate brokerages globally under the REMAX® brand, and mortgage brokerages within the U.S. under the Motto® Mortgage brand. REMAX was founded in 1973 by Dave and Gail Liniger, with an innovative, entrepreneurial culture affording its agents and franchisees the flexibility to operate their businesses with great independence. Now with more than 145,000 agents in nearly 8,500 offices and a presence in more than 120 countries and territories, nobody in the world sells more real estate than REMAX, as measured by total residential transaction sides. Dedicated to innovation and change in the real estate industry, RE/MAX Holdings launched Motto Franchising, LLC, a ground-breaking mortgage brokerage franchisor, in 2016. Motto Mortgage, the first and only national mortgage brokerage franchise brand in the U.S., has offices across more than 40 states.

Forward-Looking Statements

This press release contains "forward-looking statements" and “forward-looking information” within the meaning of applicable United States and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements/forward-looking information include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan”, “potential”, “project”, and similar expressions or future or conditional verbs such as “could”, “may”, “should”, “will” and “would”. Such forward-looking statements/forward-looking information include, but are not limited to, statements regarding the anticipated benefits of the Proposed Transactions; the anticipated impact of the Proposed Transactions on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the Proposed Transactions; the completion of the Proposed Transactions and the expected timeline; and the ability to satisfy all closing conditions, including the receipt of required approvals for the Proposed Transactions. These statements inherently involve numerous risks, uncertainties, and assumptions that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the Proposed Transactions and the anticipated benefits thereof. Where, in any forward-looking statement, Real or RE/MAX Holdings express an expectation or belief as to future results or events, it is based on Real’s and/or RE/MAX Holdings’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Real nor RE/MAX Holdings can give any assurance that any such expectation or belief as to future results will be achieved or accomplished. Significant risk factors that may cause such a difference include, but are not limited to, Real’s and RE/MAX Holdings’ ability to consummate the Proposed Transactions on the expected timeline or at all; Real’s and RE/MAX Holdings’ ability to obtain the remaining necessary regulatory approvals, including the final order of the Supreme Court of British Columbia, in a timely manner and the risk that such approvals are not obtained or are obtained subject to conditions that are not anticipated; the risk that a condition of closing of the Proposed Transactions may not be satisfied or that the closing of the Proposed Transactions may not otherwise occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Real or RE/MAX Holdings to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the Proposed Transactions, including disruption of management time from current plans and ongoing business operations due to the Proposed Transactions and integration matters; the risk that the Proposed Transactions and its announcement could have an adverse effect on Real’s and RE/MAX Holdings’ ability to retain agents, franchisees and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transactions; unexpected costs, charges or expenses resulting from the Proposed Transactions; potential litigation relating to Real’s and RE/MAX Holdings’ expectations regarding revenue growth and profitability and the business, strategic plans of Real and RE/MAX Holdings and the Proposed Transactions that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the Proposed Transactions or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Real’s ability to integrate RE/MAX Holdings promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the Proposed Transactions that may impact Real’s or RE/MAX Holdings’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; slowdowns in real estate markets, economic and industry downturns, Real’s ability to attract new agents and retain current agents, Real’s inability to successfully launch new products and features; Real’s inability to scale while improving operating leverage, or inability to successfully execute its strategies, including its strategy related to HeyLeo; possible unfavorable results in legal proceedings; changes in laws, regulations or the regulatory environment affecting our business; disruption to our technology or cybersecurity incidents; and other risk factors detailed from time to time in Real’s and RE/MAX Holdings’ reports filed with the SEC, including Real’s annual report on Form 40-F, reports on Form 6-K and other documents filed with the SEC, and RE/MAX Holdings’ annual report on Form 10-K, quarterly reports on Form 10-Q, reports on Form 8-K and other documents filed with the SEC, copies of which are available at www.sec.gov, and Real’s reports filed with Canadian securities regulators, including Real’s audited annual financial statements and annual management’s discussion and analysis for the financial year ended December 31, 2025, Annual Information Form dated March 4, 2026 and quarterly financial statements and quarterly management’s discussion and analysis for the period ended June 30, 2026, copies of which are available under Real’s SEDAR+ profile at www.sedarplus.ca, as well as documents that have been or will be filed, as applicable, with the SEC and Canadian securities regulators in connection with the Proposed Transactions.

These risks, as well as other risks associated with the Proposed Transactions, are more fully discussed in the joint proxy statement/prospectus and management information circular of Real and RE/MAX Holdings dated July 9, 2026, as supplemented on August 6, 2026 (together the “Circular”) and registration statement on Form S-4 filed with the SEC on June 12, 2026, as amended on July 7, 2026 (File No. 333-296768) (the “Registration Statement”) that have been filed with the SEC and with the Canadian securities regulators, as applicable, in connection with the Proposed Transactions. While the list of factors presented here is, and the list of factors presented in the Circular and in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements/forward-looking information. You should not place undue reliance on any of these forward-looking statements/forward-looking information as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Real’s or RE/MAX Holdings’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Real or RE/MAX Holdings operate, may differ materially from those made in or suggested by the forward-looking statements/forward-looking information contained in this press release. Neither Real nor RE/MAX Holdings assumes any obligation to publicly provide revisions or updates to any forward-looking statements/forward-looking information, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this press release nor the continued availability of this press release in archive form on Real’s or RE/MAX Holdings’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Real Inquiries

Investor Relations

Loren Irwin

Director, Investor Relations and Financial Reporting

investors@therealbrokerage.com

908.280.2515

Media Relations

press@therealbrokerage.com

RE/MAX Holdings Inquiries

Investor Relations

Joe Schwartz

SVP, Finance & Investor Relations

investorrelations@remax.com

Media Relations

mediarelations@remax.com